================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

        Date of report (Date of earliest event reported): March 20, 2006

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

      Massachusetts                333-114018                  04-2955061
(State or other jurisdiction    (Commission File              (IRS Employer
    of incorporation)               Number)                 Identification No.)

31 Market Street, Ipswich, Massachusetts                         01938
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01  Entry into a Material Definitive Agreement.

Effective March 20, 2006, First Ipswich Bancorp (the "Company") and its wholly-owned subsidiary, The First National Bank of Ipswich (the "Bank") hired Mr. Timothy L. Felter to serve as the Senior Vice President and Chief Financial Officer of both the Company and the Bank. The terms of Mr. Felter's employment are included in Item 5.02 of this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On March 20, 2006, Timothy L. Felter, age 45, joined the Company and the Bank as Senior Vice President and Chief Financial Officer of both entities. Mr. Felter served as Executive Vice President, Personal Banking and Investment Officer of Lawrence Savings Bank from January, 1999 through January, 2006 and as Assistant Treasurer and Investment Officer of LSB Corporation from July, 2001 through January, 2006.

Mr. Felter's employment will be at-will. He will receive a base salary of $170,000 per year. He will be eligible for a bonus of up to 25% of his base salary based on individual performance and the performance of the Bank. In addition, he will be entitled to participate in the Bank's employee benefit plans.

On March 22, 2006, the Bank issued a press release announcing the appointment of Timothy L. Felter as the Bank's new Senior Vice President and Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The press release and the information therein are being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.          Description
-----------          -----------

Exhibit 99.1         Press Release dated March 22, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST IPSWICH BANCORP


                                          By: /s/ Donald P. Gill
                                              ------------------
                                              Donald P. Gill
                                              President and C.E.O.
Date: March 23, 2006

                                  EXHIBIT INDEX

Exhibit No.       Exhibit Description
-----------       -------------------

99.1              Press Release dated March 22, 2006.